UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 14, 2019

OXFORD IMMUNOTEC GLOBAL PLC

(Exact name of registrant as specified in its charter)

England and Wales

(State or other jurisdiction

of incorporation)

001-36200	98-1133710
(Commission File Number)	(IRS Employer Identification No.)

94C Innovation Drive, Milton Park, Abingdon OX14 4RZ, United Kingdom

(Address of principal executive offices)

Registrant’s telephone number including area code +44 (0) 1235 442780

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, £0.006705 nominal value per share	OXFD	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 14, 2019, Oxford Immunotec Ltd. (“OI”), a wholly owned subsidiary of Oxford Immunotec Global PLC (“Company”), entered into a First Amendment to the Amended and Restated Supply and Reseller Agreement (“First Amendment”) with Life Technologies Corporation (“LTC”), effective as of November 5, 2019.

The First Amendment amends the Amended and Restated Supply and Reseller Agreement between the parties dated January 9, 2019 (the “Supply Agreement”), pursuant to which OI purchases and resells a product that can be used in performing tests using the Company’s T-SPOT® technology. The First Amendment sets forth modified limitations of liability and insurance requirements to which the parties would be subject. Further, the First Amendment extends the term of the Supply Agreement until December 31, 2022 with automatic renewal terms.

The foregoing description of the Supply Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full and completed terms of the Supply Agreement, a copy of which was filed as Exhibit 10.13 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

The foregoing description of the First Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to the full and complete terms of the First Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description
10.1+	First Amendment to the Amended and Restated Supply and Reseller Agreement, dated November 14, 2019, between Life Technologies Corporation and Oxford Immunotec Limited.
+	Certain portions of this exhibit (indicated by “[***]”) have been omitted because they are both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 20, 2019

OXFORD IMMUNOTEC GLOBAL PLC

By:	/s/ Janet Kidd

Name:	Janet Kidd
Title:	General Counsel and Company Secretary